UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

CONX CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2023

CONX Corp.

(Exact name of registrant as specified in its charter)

Nevada	001-39677	85-2728630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5701 S. Santa Fe Dr.

Littleton, CO 80120
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (303) 472-1542

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fourth of one redeemable warrant	CONXU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	CONX	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	CONXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Postponement of Extension Meeting

On October 12, 2023, CONX, Corp. (“CONX” or the “Company”) filed a proxy statement (the “Extension Proxy Statement”) for an extraordinary general meeting of its shareholders (the “Extension Meeting”) to consider and act upon the proposal, among others, to amend the Company’s Amended and Restated Articles of Incorporation to change the date by which the Company must complete a business combination from November 3, 2023 to May 3, 2024 (or such earlier date as determined by the Company’s board of directors) (the “Extension”). The Extension Proxy Statement was mailed to the Company’s shareholders of record as of October 3, 2023 on or about October 13, 2023.

On October 27, 2023, the Company postponed the Extension Meeting, which was originally scheduled to be held at 10:00 a.m., Mountain time, on November 1, 2023, and will hold the Extension Meeting at 10:00 a.m., Mountain time, on November 3, 2023.

Extension of Redemption Deadline

In connection with the postponement of the Extension Meeting, the Company is extending the deadline for holders of its Class A common stock to exercise their right to redeem their shares for their pro rata portion of the funds available in the Company’s trust account, or to withdraw any previously delivered demand for redemption, to 5:00 p.m., Eastern time, on November 1, 2023 (two business days before the Extension Meeting). Stockholders who wish to withdraw redemptions should contact the Company’s transfer agent, Continental Stock Transfer & Trust Company, by email at spacredemptions@continentalstock.com.

If stockholders have any questions on any matter in connection with the Special Meeting, please call the Company’s proxy solicitor, Innisfree M&A Incorporated, at: (866)-239-1760 (toll free).

Forward Looking Statements

This Current Report on Form 8-K includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to our ability to obtain approval for the Extension Amendment, our ability to complete our initial business combination, and other risks and uncertainties indicated from time to time in filings with the SEC, including “Risk Factors” in the Extension Proxy Statement (as defined below) and in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 1, 2023, and our Quarterly Report on Form 10-Q filed with the SEC on August 9, 2023 and in other reports we file with the SEC. CONX expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in CONX’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Additional Information and Where to Find It

CONX urges stockholders to read the definitive proxy statement filed with the SEC on October 12, 2023 (the “Extension Proxy Statement”), as well as other documents filed by CONX with the SEC (WHEN AVAILABLE) IN CONNECTION with THE EXTENSION, because these documents will contain important information about CONX AND the Extension. Stockholders may obtain copies of these documents (when available), without charge, at the SEC’s website at www.sec.gov or by directing a request to: CONX Corp., 5701 S. Santa Fe Dr., Littleton, CO 80120, Attn: Secretary.

Participants in Solicitation

CONX and its directors and executive officers may be deemed to be participants in the solicitation of proxies of CONX stockholders. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of CONX’s directors and officers in the Extension Proxy Statement, which may be obtained free of charge from the sources indicated above.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of CONX, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONX Corp.

Date: October 27, 2023	By:	/s/ Kyle Jason Kiser
	Name:	Kyle Jason Kiser
	Title:	Chief Executive Officer